SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2003

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events.

In June 2003, American Tower Corporation (the “Company”) committed to sell its steel fabrication and tall tower construction service subsidiary, Kline Iron & Steel Co., Inc. (“Kline”), by June 30, 2004. Kline was previously included in the Company’s network development services segment. In accordance with generally accepted accounting principles (“GAAP”), the Company’s Form 10-Q for the second quarter ended June 30, 2003 (the “2003 Second Quarter Report”) reflected Kline as a discontinued operation in the three and six month periods ended June 30, 2003 and the comparative periods for 2002.

The purpose of this report is to conform the presentation of information in the Company’s 2002 Form 10-K, which was modified by our Form 8-K dated July 28, 2003 (“July Form 8-K”), with the presentation reported in our 2003 Second Quarter Report reflecting Kline as a discontinued operation. The July Form 8-K conformed the presentation of information in the Company’s 2002 Form 10-K with the presentation reported in our 2003 First Quarter Report to reflect an office building in Westwood, Massachusetts as a discontinued operation. In Exhibit 99.1, which is filed herewith and incorporated by reference herein, the Company has reflected Kline as a discontinued operation in its consolidated financial statements (updating Items 8 and 15 of our July Form 8-K) for the fiscal years ended December 31, 2002, 2001 and 2000 (the “Annual Financial Statements”) and made conforming changes to Item 6. Selected Financial Data, and Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations. Revenues related to Kline were approximately $93.0 million, $95.8 million and $46.0 million for the years ended December 31, 2002, 2001 and 2000, respectively. Pre-tax income related to Kline was approximately $7.0 million, $5.3 million and $1.0 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The foregoing changes have been made solely to maintain conformity to the reporting format presented in our 2003 Second Quarter Report. The Company has not modified or updated any information presented in the July Form 8-K, other than as required to reflect the effects of the items described above.

Because this report contains financial statements, the Company has included below the statement regarding its controls and procedures as required by applicable law:

We have established disclosure controls and procedures to ensure that material information relating to us, including our consolidated subsidiaries, is made known to the officers who certify our financial reports and to other members of senior management and the Board of Directors.

Based on their evaluation as of a date within 90 days of the filing date of this Current Report on Form 8-K, our principal executive officer and principal financial officer have concluded that our disclosure controls and procedures (as defined in Rules 13a-14(c) and 15d-14(c) under the Securities Exchange Act of 1934) are effective to ensure that the information required to be disclosed by us in reports that we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms.

There were no significant changes in our internal controls or in other factors that could significantly affect those controls subsequent to the date of their most recent evaluation.

The chief executive officer and chief financial officer of the Company have provided the certifications required by Rule 13a-14(a) and Section 906 of the Sarbanes-Oxley Act of 2002, as Exhibits 31.1, 31.2 and 32.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Item

12	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP

31.1	Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

31.2	Certification of Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

32	Certifications pursuant to 18 U.S.C. Section 1350

99.1	Financial statements of the Company for fiscal years ended December 31, 2002, 2001 and 2000 and related conforming changes to Items 6 and 7 of the Form 8-K dated July 28, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2003	AMERICAN TOWER CORPORATION (Registrant)

/s/ BRADLEY E. SINGER
Bradley E. Singer Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Item

12	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP

31.1	Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

31.2	Certification of Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

32	Certifications pursuant to 18 U.S.C. Section 1350

99.1	Financial statements of the Company for fiscal years ended December 31, 2002, 2001 and 2000 and related conforming changes to Items 6 and 7 of the Form 8-K dated July 28, 2003